                                  Exhibit 10.1


GreenPoint                     SERVICING CERTIFICATE
Mortgage

==================================================================================================================================
Revolving Home Equity Loan LIBOR:                               5.56875%  Current Collection Period:         02/01/01-02/28/01
Asset-Backed Notes         Margin A-1:                          0.30000%  P&S Agreement Date:                          12/1/99
Series 1999-2              Class A-1  Note Rate:                5.86875%  Original Closing Date:                      12/22/99
                           Class A-2  Note Rate:                5.94875%  Distribution Date:                           3/15/01
                           Margin A-2:                          0.38000%  Record Date:                                 3/14/01
                           Interest Period 02/15/01 thru                  Pool Factor:                              65.3374950%
                           03/14/01:                               28
                           Servicing Fee Rate:                  0.50000%  Initial Class A-1 O/C Amt:                     22.71
                           Class A-1 Premium Fee Rate:          0.18000%  Initial Class A-2 O/C Amt:                    565.15
                           Class A-2 Premium Fee Rate:          0.18000%
                                                                          Class A-1 O/C Amt as of Pmt Date:       5,408,774.99
                           Trustee Fee:                         0.00900%  Class A-2 O/C Amt as of Pmt Date:       1,438,840.14
                           Class A-1 Act Weighted Avg Ln Rate: 12.52568%  Class A-1 Pool Factor:                    67.9248238%
                           Class A-2 Act Weighted Avg Ln Rate: 12.36609%  Class A-2 Pool Factor:                    55.7887848%

                           Total Management Fee                  500.00
     ==============================================================================================================================
BALANCES
     Beginning Class A-1 Pool Balance                                                                           142,771,836.79
     Beginning Class A-2 Pool Balance                                                                            32,032,291.76

     Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                        137,363,061.80
     Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                         30,593,451.62

     Class A-1 Overcollateralization Amount to Fill                                                                     (0.00)
     Class A-2 Overcollateralization Amount to Fill                                                                       0.00

     Ending Class A-1 Pool Balance                                                                              136,690,478.10
     Ending Class A-2 Pool Balance                                                                               30,655,426.74

     Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                           131,281,703.11
     Ending Class A-2 Note Balance -- CUSIP  395385AB3                                                           29,216,586.60

     Additional Balances  Class A-1                                                                               1,752,805.34
     Additional Balances  Class A-2                                                                                 503,277.90

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                    0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                 0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                     0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                  0.00
     Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                                  0
     Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                0.00
     Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                           0
     Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                         0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                             0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                           0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                      0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                    0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                          0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                                 0.00
     Beginning Loan Count                                                                                                4,038
     Ending Loan Count                                                                                                   3,865

COLLECTION AMOUNTS Class A-1
  1  Aggregate of All Mortgage Collections (Gross)                                                                9,362,416.17
  2  Total Mortgage Interest Collections (Gross)                                                                  1,528,252.14
     Servicing Fees (current collection period)                                                                      59,488.27
     Deferred Interest Transfer (DI)                                                                                      0.00
   3a   Mortgage Principal Collections                                                                             7,834,164.03
   3b   Pre-Funded Balance                                                                                                 0.00
   3c   Net Liquidation Proceeds                                                                                           0.00
  3  Total Mortgage Principal Collections                                                                          7,834,164.03
     Aggregate of Transfer Deposits                                                                                        0.00
     Investor Loss Amount                                                                                                  0.00
     Aggregate Investor Loss Reduction Amount                                                                        112,765.96


COLLECTION AMOUNTS Class A-2
  1  Aggregate of All Mortgage Collections (Gross)                                                                 2,231,829.61
  2  Total Mortgage Interest Collections (Gross)                                                                     351,686.69
     Servicing Fees (current collection period)                                                                       13,346.79
     Deferred Interest Transfer (DI)                                                                                       0.00
   3a   Mortgage Principal Collections                                                                             1,880,142.92
   3b   Pre-Funded Balance                                                                                                 0.00
   3c   Net Liquidation Proceeds                                                                                           0.00
  3  Total Mortgage Principal Collections                                                                          1,880,142.92
     Aggregate of Transfer Deposits                                                                                        0.00
     Investor Loss Amount                                                                                                  0.00
     Aggregate Investor Loss Reduction Amount                                                                              0.00

TOTAL COLLECTION AMOUNT
  1  Aggregate of All Mortgage Collections (Gross)                                                                11,594,245.78
  2  Total Mortgage Interest Collections (Gross)                                                                   1,879,938.83
     Servicing Fees (current collection period)                                                                       72,835.05
     Deferred Interest Transfer (DI)                                                                                       0.00
   3a   Mortgage Principal Collections                                                                             9,714,306.95
   3b   Insurance Proceeds                                                                                                 0.00
   3c   Net Liquidation Proceeds                                                                                           0.00
  3  Total Mortgage Principal Collections                                                                          9,714,306.95
     Aggregate of Transfer Deposits                                                                                        0.00
     Investor Loss Amount                                                                                                  0.00
     Aggregate Investor Loss Reduction Amount                                                                        112,765.96

     Class A-1 Net Interest Collection                                                                             1,468,763.87
     Class A-2 Net Interest Collection                                                                               338,339.90


DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note    Interest 8.6 (d)(iv)                                                                          627,005.14
     Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
     Class A-1 Note    Reserve Fund Amount                                                                           819,730.65
     Investor Loss Amount                                                                                                  0.00
     Previous Investor Loss Amount                                                                                         0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      20,604.46
     Credit Enhancer Reimbursement                                                                                         0.00
     Accelerated Principal Distribution Amount                                                                             0.00
     Spread Account Deposit                                                                                                0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                  1,030.22
     Management Fee 8.6 (d)(iii)                                                                                         393.40
     Payment to Servicer                                                                                                   0.00
     Deferred Interest                                                                                                     0.00
     Remaining Amount to Transferor                                                                                        0.00
     Total Certificateholders Distribution Allocable to Interest                                                   1,468,763.87

     Maximum Principal Payment                                                                                     6,081,358.69
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                         0.00
     Redctin Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                             0.00
     Loan Loss                                                                                                             0.00
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
         Total Certificateholders Distribution Allocable to Principal                                              6,081,358.69


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note    Interest 8.6 (d)(iv)                                                                          141,549.95
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
     Class A-2 Note    Reserve Fund Amount                                                                           191,864.88
     Investor Loss Amount                                                                                                  0.00
     Previous Investor Loss Amount                                                                                         0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       4,589.02
     Credit Enhancer Reimbursement                                                                                         0.00
     Accelerated Principal Distribution Amount                                                                             0.00
     Spread Account Deposit                                                                                                0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                                   229.45
     Management Fee 8.6 (d)(iii)                                                                                         106.60
     Payment to Servicer                                                                                                   0.00
     Deferred Interest                                                                                                     0.00
     Remaining Amount to Transferor                                                                                        0.00
     Total Certificateholders Distribution Allocable to Interest                                                     338,339.90


     Maximum Principal Payment                                                                                     1,376,865.02
     Scheduled Principal                                                                                                   0.00
     Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                             0.00
     Accelerated Principal Distribution Amount                                                                             0.00
     Loan Loss                                                                                                             0.00
     Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
     Total Certificateholders Distribution Allocable to Principal                                                  1,376,865.02


TOTAL DISTRIBUTION AMOUNT
     Class A Note    Interest 8.6 (d)(iv)                                                                            768,555.09
     Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                                     0.00
     Class A Note    Reserve Fund Amount                                                                           1,011,595.53
     Investor Loss Amount 5.01(iii)                                                                                        0.00
     Previous Investor Loss Amount 5.01(iv)                                                                                0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      25,193.48
     Credit Enhancer Reimbursement 5.01(vi)                                                                                0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                   0.00
     Spread Account Deposit 5.01(viii)                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                  1,259.67
     Management Fee 8.6 (d)(iii)                                                                                         500.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                         0.00
     Deferred Interest 5.01 (xi)                                                                                           0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                             0.00
     Total Certificateholders Distribution Allocable to Interest                                                   1,807,103.78


     Maximum Principal Payment                                                                                     7,458,223.71
     Scheduled Principal Collection Payment                                                                                0.00
     Accelerated Principal Distribution Amount                                                                             0.00
     Loan Loss                                                                                                             0.00
     Overcollateralization Deficit 8.6 (d)(vi)                                                                             0.00
     Total Certificateholders Distribution Allocable to Principal                                                  7,458,223.71


LOSSES/RETRANSFERS
     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                         0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                         0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                            0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                          0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                   3.2441089
     Interest Distribution Amount                                                                                     3.2441089
     Unpaid Note Interest Shortfall Included in Current Distribution                                                  0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                  0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                 31.4647973
     Maximum Principal Payment                                                                                       31.4647973
     Scheduled Principal Collections Payment                                                                          0.0000000
     Loan Loss                                                                                                        0.0000000
     Accelerated Principal Distribution Amount                                                                        0.0000000


Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                   2.7028824
     Interest Distribution Amount                                                                                     2.7028824
     Unpaid Note Interest Shortfall Included in Current Distribution                                                  0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                  0.0000000


     Total Class A-2 Note Distribution Amount Allocable to Principal                                                 26.2911022
     Maximum Principal Payment                                                                                       26.2911022
     Scheduled Principal Collections Payment                                                                          0.0000000
     Loan Loss                                                                                                        0.0000000
     Accelerated Principal Distribution Amount                                                                        0.0000000



     Total Interest Amount Distributed to Class A Certificateholder                                                   5.9469913
     Total Principal Amount Distributed to Class A Certificateholder                                                 57.7558994

     Credit Enhancement Draw Amount                                                                                        0.00

DELINQUENCIES/FORECLOSURES

Class A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                            66
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                            2,382,511.21
     Number of Mortgages 60 to 89 Days Delinquent                                                                            20
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                              849,233.87
     Number of Mortgages 90 to 179 Days Delinquent                                                                            7
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             265,740.51
     Number of Mortgages 180 or more Days Delinquent                                                                          5
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           252,998.31
     Number of Mortgage Loans in Foreclosure                                                                                 29
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                 1,237,353.04
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 89,180.29
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       127,564.29
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00


Class A-2
     Number of Mortgages 30 to 59 Days Delinquent                                                                              4
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               639,937.63
     Number of Mortgages 60 to 89 Days Delinquent                                                                              1
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               133,104.44
     Number of Mortgages 90 to 179 Days Delinquent                                                                             1
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                              169,847.62
     Number of Mortgages 180 or more Days Delinquent                                                                           1
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                            196,058.94
     Number of Mortgage Loans in Foreclosure                                                                                   2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    419,201.81
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00



TOTAL DELINQUENCIES/FORECLOSURES

     Number of Mortgages 30 to 59 Days Delinquent                                                                             70
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                             3,022,448.84
     Number of Mortgages 60 to 89 Days Delinquent                                                                             21
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               982,338.31
     Number of Mortgages 90 to 179 Days Delinquent                                                                             8
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                              435,588.13
     Number of Mortgages 180 or more Days Delinquent                                                                           6
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                            449,057.25
     Number of Mortgage Loans in Foreclosure                                                                                  31
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                  1,656,554.85
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                  89,180.29
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                        127,564.29
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                  0.00
==================================================================================================================================


RESERVE FUND ACTIVITY

     Reserve Fund  Beginning Balance                                                                                        0.00
     Reserve Fund  Deposit                                                                                          1,011,595.53
     Reserve Fund Earnings                                                                                                  0.00
     Reserve Bal Subtotal                                                                                           1,011,595.53
     Reserve Fund Reduction Amt                                                                                    (1,011,595.53)
     Reserve Fund Balance                                                                                                   0.00


PRE-FUNDED ACCOUNT ACTIVITY

     Beginning Balance Pre-Funded Account                                                                                   0.00
     Remaining Amount for Distribution to Classes                                                                           0.00
     Withdrawal for Subsequent Loan Purchase:                                                                               0.00

     Ending Balance Pre-Funded Account                                                                                      0.00

     All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

     The Attached Servicing Certificate is true and correct in all material respects.


     ----------------------------------------------------------------------
      A Servicing Officer           Mary McFadden

--------------------------------------------------------------------------------
GREENPOINT                   STATEMENT TO NOTEHOLDERS
MORTGAGE

===================================================================================================================================
Revolving Home Equity Loan   LIBOR:                                   5.56875%  Current Collection Period:               02/01/01-
                                                                                                                         02/28/01
Asset-Backed Notes           Margin:                                  0.30000%  P&S Agreement Date:                       12/1/99
Series 1999-2                Class A-1  Note Rate:                    5.86875%  Original Closing Date:                   12/22/99
                             Class A-2  Note Rate:                    5.94875%  Distribution Date:                        3/15/01
                                                                                Record Date:                              3/14/01
                             Interest Period 02/15/01 thru 03/14/01:       28   Pool Factor:                           65.3374950%
==================================================================================================================================

     BALANCES
     Beginning HELOC Pool Balance                                                                                  142,771,836.79
     Beginning Second Lien Pool Balance                                                                             32,032,291.76

     Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                           137,363,061.80
     Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                            30,593,451.62

     Ending Class A-1 Pool Balance                                                                                 136,690,478.10
     Ending Class A-2 Pool Balance                                                                                  30,655,426.74

     Ending Class A-1 Note Balance -- CUSIP                                                                        131,281,703.11
     Ending Class A-2 Note Balance -- CUSIP                                                                         29,216,586.60

     Additional Balances Class A-1                                                                                   1,752,805.34
     Additional Balances Class A-2                                                                                     503,277.90

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                       0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                    0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                        0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                     0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                               0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                             0.00
     Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                         0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                       0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                              0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                         0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                       0.00
     Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                             0.00

     Beginning Loan Count                                                                                                   4,038
     Ending Loan Count                                                                                                      3,865


COLLECTION AMOUNTS Class A-1
     Aggregate of All Mortgage Collections                                                                           9,302,927.90
     Total Mortgage Interest Collections                                                                             1,528,252.14
     Servicing Fees (current collection period)                                                                        (59,488.27)
        Mortgage Principal Collections                                                                               7,834,164.03
        Pre-Funded Balance                                                                                                   0.00
                                                                                                                             0.00
     Total Mortgage Principal Collections                                                                            7,834,164.03


COLLECTION AMOUNTS Class A-2
     Aggregate of All Mortgage Collections                                                                           2,218,482.82
     Total Mortgage Interest Collections                                                                               351,686.69
     Servicing Fees (current collection period)                                                                        (13,346.79)
        Mortgage Principal Collections                                                                               1,880,142.92
        Pre-Funded Balance                                                                                                   0.00
                                                                                                                             0.00
     Total Mortgage Principal Collections                                                                            1,880,142.92


TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                          11,594,245.78
     Total Mortgage Interest Collections                                                                             1,879,938.83
        Mortgage Principal Collections                                                                               9,714,306.95
        Pre-Funded Balance                                                                                                   0.00

     Total Mortgage Principal Collections                                                                            9,714,306.95



DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note    Interest                                                                                        627,005.14
     Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                             0.00
     Class A-1 Note    Reserve Fund Amount                                                                             819,730.65

     Maximum Principal Payment                                                                                       6,081,358.69
     Scheduled Principal Collection                                                                                          0.00
     Accelerated Principal Distribution Amount                                                                               0.00
     Loan Loss                                                                                                               0.00
     Class A-1 Overcollateralization Deficit                                                                                 0.00
     Total Certificateholders Distribution Allocable to Principal                                                    6,081,358.69


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note    Interest                                                                                        141,549.95
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                             0.00
     Class A-2 Note    Reserve Fund Amount                                                                             191,864.88

     Maximum Principal Payment                                                                                       1,376,865.02
     Scheduled Principal Collection                                                                                          0.00
     Accelerated Principal Distribution Amount                                                                               0.00
     Loan Loss                                                                                                               0.00
     Class A-2 Overcollateralization Deficit                                                                                 0.00
     Total Certificateholders Distribution Allocable to Principal                                                    1,376,865.02


TOTAL DISTRIBUTION AMOUNT
     Class A Note      Interest                                                                                        768,555.09
     Class A Note      Unpaid Interest Shortfall (current cycle)                                                             0.00
     Class A Note      Reserve Fund Amount                                                                           1,011,595.53


     Maximum Principal Payment                                                                                       7,458,223.71
     Scheduled Principal Collection Payment                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                               0.00
     Overcollateralization Deficit                                                                                           0.00
     Total Certificateholders Distribution Allocable to Principal                                                    7,458,223.71



LOSSES/RETRANSFERS

     Unpaid Class A-1 Note   Interest Shortfall Due (From Previous Distributions)                                            0.00
     Unpaid Class A-2 Note   Interest Shortfall Due (From Previous Distributions)                                            0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                              0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                            0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)


Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                     3.2441089
     Interest Distribution Amount                                                                                       3.2441089
     Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                   31.4647973
     Maximum Principal Payment                                                                                         31.4647973
     Scheduled Principal Collections Payment                                                                            0.0000000
     Loan Loss                                                                                                          0.0000000
     Accelerated Principal Distribution Amount                                                                          0.0000000

Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                     2.7028824
     Interest Distribution Amount                                                                                       2.7028824
     Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                                   26.2911022
     Maximum Principal Payment                                                                                         26.2911022
     Scheduled Principal Collections Payment                                                                            0.0000000
     Loan Loss                                                                                                          0.0000000
     Accelerated Principal Distribution Amount                                                                          0.0000000




     Total Interest Amount Distributed to Class A Certificateholder                                                     5.9469913
     Total Principal Amount Distributed to Class A Certificateholder                                                   57.7558994

     Credit Enhancement Draw  Amount                                                                                         0.00

DELINQUENCIES/FORECLOSURES
Class A-1
     Number of Mortgages 31 to 60 Days Delinquent                                                                              66
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                              2,382,511.21
     Number of Mortgages 61 to 90 Days Delinquent                                                                              20
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                849,233.87
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                      7
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                       265,740.51
     Number of Mortgages 181 or more Days Delinquent                                                                            5
     Principle Balances of Mortgages 181 or more Days Delinquent                                                       252,998.31
     Number of Mortgage Loans in Foreclosure                                                                                   29
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   1,237,353.04
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   89,180.29
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                         127,564.29
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00


Class A-2
     Number of Mortgages 31 to 60 Days Delinquent                                                                               4
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                                639,937.63
     Number of Mortgages 61 to 90 Days Delinquent                                                                               1
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                133,104.44
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                      1
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                       169,847.62
     Number of Mortgages 181 or more Days Delinquent                                                                            1
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                             196,058.94
     Number of Mortgage Loans in Foreclosure                                                                                    2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     419,201.81
     Principal Balance of Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00


TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                                              70
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                              3,022,448.84
     Number of Mortgages 61 to 90 Days Delinquent                                                                              21
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                982,338.31
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                      8
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                       435,588.13
     Number of Mortgages 181 or more Days Delinquent                                                                            6
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                             449,057.25
     Number of Mortgage Loans in Foreclosure                                                                                   31
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   1,656,554.85
     Principal Balance of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   89,180.29
     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                         127,564.29
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00
=================================================================================================================================

     Class A-1 Note Rate For Next Distribution                LIBOR               TBD                              #VALUE!



RESERVE FUND ACTIVITY

     Reserve Fund  Beginning Balance                                                                                         0.00
     Reserve Fund  Deposit                                                                                           1,011,595.53
     Reserve Fund Earnings                                                                                                   0.00
     Reserve Bal Subtotal                                                                                            1,011,595.53
     Reserve Fund Reduction Amt                                                                                     (1,011,595.53)
     Reserve Fund Balance                                                                                                    0.00
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